TrimTabs Donoghue Forlines Tactical High Yield ETF
Schedule of Investments
April 30, 2021 (Unaudited)
	Shares	Value

EXCHANGE-TRADED FUNDS - 100.0%
iShares 0-5 Year High Yield Corporate Bond ETF	201,277	$9,244,652
iShares Broad USD High Yield Corporate Bond ETF	413,676	17,122,049
iShares iBoxx High Yield Corporate Bond ETF	227,207	19,866,980
SPDR Bloomberg Barclays High Yield Bond ETF	113,051	12,346,300
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	269,595	7,400,383
VanEck Vectors Fallen Angel High Yield Bond ETF	260,732	8,398,178
Xtrackers USD High Yield Corporate Bond ETF	415,392	16,669,681
TOTAL EXCHANGE-TRADED FUNDS (Cost $90,417,904)		91,048,223

MONEY MARKET FUND - 0.1%
Fidelity Institutional Money Market Fund - Government Portfolio, Institutional Class, 0.01% (a)	85,371	85,371
TOTAL MONEY MARKET FUND (Cost $85,371)		85,371

Total Investments (Cost $90,503,275) - 100.1%		91,133,594
Liabilities in Excess of Other Assets - (0.1%)		(47,347)
TOTAL NET ASSETS - 100.0%		$91,086,247

Percentages are stated as a percent of net assets.
ETF - Exchange-Traded Fund
(a) Rate disclosed is the seven day annualized yield as of April 30, 2021.

TrimTabs Donoghue Forlines Tactical High Yield ETF
Summary of Fair Value Disclosure at April 30, 2021 (Unaudited)

The FASB established a framework for measuring fair value in accordance with GAAP. Under FASB ASC Topic 820, Fair Value Measurement, various inputs are used in determining the value of each Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three Levels of inputs of the fair value hierarchy are defined as follows:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021:
TrimTabs Donoghue Forlines Tactical High Yield ETF
	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$91,048,223	$-	$-	$91,048,223
Money Market Fund	85,371	-	-	85,371
Total Investments	$91,133,594	$-	$-	$91,133,594

The Fund did not invest in any Level 3 securities during the period.